Filed pursuant to Rule 497(e)
File Nos. 333-179562; 811-22668
Aptus October Buffer ETF (OCTB)
(the “Fund”)
Supplement dated September 30, 2026 to the Fund’s Summary Prospectus and
Prospectus, each dated August 28, 2026
As described in the Fund’s Summary Prospectus and Prospectus, shareholders are subject to a pre-determined upside return cap (“Cap”) from an investment in the Fund for a given period of approximately one year (the “Investment Period”).
On September 29, 2026, the previous Investment Period for the Fund ended. A new Investment Period for the fund began as of September 30, 2026 and will end on September 29, 2027. The Investment Period and Cap for each Fund is set forth below.

	Investment Period Start	Investment Period End	Buffer (before Fund fees and expenses)	Buffer (after Fund fees and expenses)*	Cap (before Fund fees and expenses)	Cap (after Fund fees and expenses)*
Aptus October Buffer ETF	September 30, 2026	September 29, 2027	15%	14.25%	16.99%	16.24%
* For this purpose, Fund fees and expenses consist of the Fund’s total expense ratio and net options trading costs, if any.

Please retain this Supplement with your Summary Prospectus and Prospectus for future reference.